SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 6, 2003
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               (Date of Report - date of earliest event reported)

                                   XDOGS, INC.
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               (Exact name of registrant as specified in charter)

                                     1-12850
                             (Commission File No.)

            Nevada                                                84-1168832
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(State or other jurisdiction of                              (IRS Employer
 incorporation or organization)                              Identification No.)

            126 North Third Street, Suite 407, Minneapolis, MN 55401
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                    (Address of principal executive offices)


                                  612-359-9020
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              (Registrant's telephone number, including area code)



                             -----------------------
                            (Former Name and Address)


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Item 5.  Other Events.
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     The holders of a majority of the Company's Common Stock of record on
February 28, 2003, and the holder of the Company's Series A Convertible Preferred Stock, have executed written consents in lieu of a meeting of stockholders to amend the Articles of Incorporation of the Registrant to increase the number of authorized common shares to two hundred million (200,000,000). The Registrant filed with the Secretary of State of Nevada a Certificate of Amendment to the Company's Articles of Incorporation on May 6,2003, which is attached herein as Exhibit 1.


Item 7.  Exhibits
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     (1) Certificate of Amendment to Articles of Incorporation filed May 6,
2003.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 12, 2003



                                            XDOGS, INC.



                                            By:  /s/  Kent A. Rodriguez
                                               --------------------------------
                                                      Kent A. Rodriguez,
                                                      Chief Executive Officer


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